Prepayments and Other Current Assets - Summary of Prepayment And Other Assets (Detail)Prepayments and Other Current Assets ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Prepaid Expense and Other Assets [Abstract]
Deductible value-added tax input	¥ 40,690	$ 6,385	¥ 30,961
Prepayments for CRO and other services	4,614	724	3,295
Deposits	4,083	641	3,326
Others	3,072	482	4,836
Prepaid expense and other assets current	¥ 52,459	$ 8,232	¥ 42,418